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                                     EXHIBIT 10.1


                          [PRIME COMPANIES, INC. LETTERHEAD]



                                   January 21, 1999


ALTEZA LTD.
105 Santa Ana Street
Laguna, CA 92651

     Re:  S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that ALTEZA LTD. has provided consulting services to Prime and in consideration for said services, Prime will agree to pay ALTEZA LTD. 200,100 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer